Exhibit 10

December 8, 2006

Family Dollar Stores, Inc.
Post Office Box 1017
Charlotte, North Carolina 28201-1401
Attention: Mr. R. James Kelly, President and Chief Operating Officer

Re:                               Delivery of Annual Audited Financial Statements and Officer’s Compliance Certificate

Dear Mr. Kelly:

Reference is hereby made to that certain Credit Agreement dated as of August 24, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Family Dollar Stores, Inc., a Delaware corporation (the “Company”) and Family Dollar, Inc., a North Carolina corporation (“FDI” and, together with the Company, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”) and Wachovia Bank, National Association, a national banking association, as administrative agent for the Lenders (the “Administrative Agent”).  Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

Pursuant to Section 7.1(b) of the Credit Agreement, the Company is required to deliver audited financial statements to the Administrative Agent as soon as practicable and in any event within one-hundred five (105) days after the end of each Fiscal Year (the “Required Delivery Date”).  In addition, pursuant to Section 7.2 of the Credit Agreement, the Company is required to deliver an Officer’s Compliance Certificate in connection with the audited financial statements delivered pursuant to Section 7.1(b) on or prior to the Required Delivery Date.  The Company will be unable to deliver (a) the required audited financial statements for the Fiscal Year ending August 26, 2006 and (b) the corresponding Officer’s Compliance Certificate (collectively, the “Outstanding Financial Information”) on or prior to the Required Delivery Date and has requested that the Administrative Agent and the Lenders extend the time period for delivery of the Outstanding Financial Information.

Pursuant to Section 13.2 of the Credit Agreement, the Administrative Agent and the Lenders hereby agree to extend the delivery date of the Outstanding Financial Information to January 9, 2007 and waive any Defaults or Events of Default that would otherwise occur under the Credit Agreement by the failure of the Company to deliver the Outstanding Financial Information on or prior to the Required Delivery Date.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.  A facsimile, telecopy or other reproduction of this letter may be executed by one or more parties hereto, and an executed copy of this letter may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

AGENTS AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, Fronting Bank and Lender

By:	/s/ Jorge A. Gonzalez
	Name:	Jorge A. Gonzalez
	Title:	Managing Director

BRANCH BANKING AND TRUST COMPANY, as Syndication Agent and Lender

By:	/s/ Frank Knox
	Name:	Frank Knox
	Title:	Senior Vice President

REGIONS BANK, as Documentation Agent and Lender

By:	/s/ Elaine B. Passman
	Name:	Elaine B. Passman
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent and Lender

By:	/s/ Veronica Morrissette
	Name:	Veronica Morrissette
	Title:	Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ Alexis MacElhiney
	Name:	Alexis MacElhiney
	Title:	Director

NATIONAL CITY BANK, as Lender

By:	/s/ Brian Strayton
	Name:	Brian Strayton
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Benjamin Kline
	Name:	Benjamin Kline
	Title:	Officer

ACKNOWLEDGED AND AGREED:

FAMILY DOLLAR STORES, INC., as Borrower

By:	/s/ R. James Kelly
Name: R. James Kelly
Title: President and Chief Operating Officer

FAMILY DOLLAR, INC., as Borrower

By:	/s/ R. James Kelly
Name: R. James Kelly
Title: President and Chief Operating Officer